UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006

Commission File Number 1-13102

FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	36-3935116
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

311 S. Wacker Drive, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

During the period January 1, 2006 to June 30, 2006, First Industrial Realty Trust, Inc. (the “Company”) sold 66 industrial properties comprising approximately 8.4 million square feet of Gross Leasable Area (“GLA”) that meet the criteria established by FAS 144 (defined hereinafter) to be included in discontinued operations. Five of these properties were classified as held for sale at December 31, 2005 and were previously included in discontinued operations. At June 30, 2006, the Company had 16 industrial properties comprising approximately 2.1 million square feet of GLA classified as held for sale. In accordance with FAS 144 (defined hereinafter), the results of operations of the 16 industrial properties held for sale at June 30, 2006 are included in discontinued operations.

This Current Report on Form 8-K is being filed to reflect the impact of the reclassification of the results of operations of the industrial properties sold during the period January 1, 2006 to June 30, 2006 that were not previously classified as held for sale and the results of operations from properties that are classified as held for sale at June 30, 2006 as discontinued operations in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“FAS 144”).

In compliance with FAS 144, the Company has reported the results of operations and gains/(losses) on the sale of industrial properties sold and the results of operations from properties that are classified as held for sale at June 30, 2006 as income from discontinued operations for each period presented in its quarterly report filed on Form 10-Q for the second quarter ended June 30, 2006. The Company is filing this Form 8-K to reclassify the results of operations of the sold industrial properties that previously were not classified as held for sale at December 31, 2005 and the industrial properties held for sale at June 30, 2006 as discontinued operations in the Company’s historical financial statements for each of the years ended December 31, 2005, 2004, 2003, 2002, and 2001. This reclassification has no effect on the Company’s reported net income available to common stockholders.

This report on Form 8-K updates Items 6, 7, 8 and 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the reclassification of operations from properties sold from January 1, 2006 to June 30, 2006 that previously were not classified as held for sale at December 31, 2005 and industrial properties held for sale at June 30, 2006 that were previously not classified as held for sale at December 31, 2005 as discontinued operations for all periods presented. All other items of the Annual Report on Form 10-K for the year ended December 31, 2005 remain unchanged. No attempt has been made to update matters in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 except to reflect the retrospective adjustment requirements of FAS 144. Readers should refer to the Company’s quarterly report on Form 10-Q and current reports on Form 8-K for periods subsequent to December 31, 2005 for further information.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibits		Description

12	.1*	Computation of ratios of earnings to combined fixed charges and preferred stock dividends of the Company.
23	.1*	Consent of PricewaterhouseCoopers LLP.
99	.1*	Revised “Item 6. Selected Financial Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to reflect the impact of the reclassification described in Item 5 of this Form 8-K.
99	.2 *	Revised “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to reflect the impact of the reclassification described in Item 8.01 of this Form 8-K.
99	.3 *	Revised “Item 8. Financial Statements and Supplementary Data” and “Item 15. Exhibits and Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to reflect the impact of the reclassification described in Item 8.01 of this Form 8-K.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Michael W. Brennan
Michael W. Brennan
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: September 18, 2006

By:	/s/ Michael J. Havala
Michael J. Havala
Chief Financial Officer
(Principal Financial Officer)

Date: September 18, 2006

By:	/s/ Scott A. Musil
Scott A. Musil
Chief Accounting Officer
(Principal Accounting Officer)

Date: September 18, 2006

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